SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           CURRENT REPORT ON FORM 8-K

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                        Date of Report: December 8, 1997
                        (Date of earliest event reported)


                         *******************************


                             MEDIZONE CANADA LIMITED

             (Exact name of Registrant as specified in its charter)




Utah                            33-16757-D                          87-0431771
----                            ----------                          ----------
State of                        Commission                          IRS Taxpayer
Incorporation                   Registration No.                    I.D. Number




                    4505 South Wasatch Boulevard, Suite 210,
                           Salt Lake City, Utah 84124
                     Address of Principal executive offices


                  Registrant's telephone number: (801) 274-8400

Item 5.  Other Events.
         ------------

     On December 8, 1997, the Board of Directors of Medizone Canada Limited (the Registrant") appointed Milton G. Adair to the Board, replacing Dr. Joseph S. Latino, who had resigned in July 1997. Thereafter, John D. Pealer resigned from the Board of Directors, which thereupon appointed Edwin J. Marshall as a Director. On January 5, 1998, following the resignation of George Handel as a Director, Dr. Gerard Sunnen was appointed as a Director of the Registrant. Each of Messrs. Marshall and Adair and Dr. Sunnen are Directors of the Registrant's parent, Medizone International, Inc., with Mr. Marshall serving as Chairman. Contemporaneously with these events, Milton J. Adair was named the President and Chief Executive Officer of the Registrant.



Item 6.  Resignation of Registrant's Directors.
         -------------------------------------


     John D. Pealer and George Handel resigned as Directors of the Registrant on December 8, 1997 and January 5, 1998, respectively.





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


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, one of its officers thereunto duly authorized.


Dated:    New York, New York
          January 29, 1998


                                             MEDIZONE CANADA LIMITED



                                             By: s/Milton G. Adair
                                                 -------------------
                                                    Milton G. Adair
                                                    President